SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-15683

Date of Report: January 11, 2008

UBRANDIT.COM
(Exact name of registrant as specified in its charter)

Nevada	88-0381646
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27F(Changqing Building), 172 Zhongshan Road Harbin City, China 150040
(Address of principal executive offices) (Zip Code)

00-86-451-82812855
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 14, 2008, Ubrandit.com will officially change its name to China Green Material Technologies, Inc. and will be quoted under the new symbol of CAGM.OB. Ubrandit.com is currently quoted on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc., under the symbol UBDT.OB.

Concurrent with the name change and symbol change, the 1 for 150 reverse split will also take effectiveness on January 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 11, 2008	UBRANDIT.COM By: /s/ Zhonghao Su Zhonghao Su, Chief Executive Officer